                                  HAGGAR CORP.

                           SPLIT-DOLLAR INSURANCE PLAN


         WHEREAS, HAGGAR CORP., a Nevada Corporation with its principal place of business in Dallas, Texas, (hereinafter referred to as the "Corporation"), desires to implement the Haggar Corp. Split-Dollar Insurance Plan; and

         WHEREAS, the Corporation desires to recognize the valued service of certain of its employees; and

         WHEREAS, the Corporation is willing to pay the premiums due on employee life insurance protection as an additional employment benefit for such employees on the terms and conditions set forth in this plan document and any split-dollar life insurance agreement issued hereunder; and

         WHEREAS, the following shall constitute the provisions of the Haggar Corp. Split-Dollar Insurance Plan, effective as of October 1, 1999.

1.       DEFINITIONS.

         a. CHANGE OF CONTROL. Change of Control means (i) a merger or consolidation of the Corporation with or into another corporation in which the Corporation shall not be the surviving corporation (other than a merger undertaken solely in order to reincorporate in another state) (for purposes hereof, the Corporation shall not be deemed the surviving corporation in any such transaction if, as the result thereof, it becomes a wholly-owned subsidiary of another corporation), (ii) a dissolution of the Corporation,
                  (iii) a transfer of all or substantially all of the assets of the Corporation in one transaction or a series of related transactions to one or more other persons or entities, (iv) a transaction or series of transactions that result in any entity, person or Group, other than J.M.
                  Haggar III, any person, entity or Group under his control, or a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Corporation or any Subsidiary, becoming the beneficial owner, directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities, or (v) during any period of two (2) consecutive years commencing on or after October 1, 1999, individuals who at the beginning of the period constituted the Board cease for any reason to constitute at least a majority, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period. As used herein, "Group" means persons who act in concert as described described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended, or any successor statute.

         b.       CORPORATION. Corporation means Haggar Corp.

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SPLIT-DOLLAR INSURANCE PLAN                                                   1

         c. DISABILITY. A Participant's Disability shall mean a physical, mental or emotional injury, illness or disorder that renders him unable to capably perform substantially all of his usual and customary duties for the Corporation with the degree of decorum and dignity normally associated with employment in a similar capacity. If there is a disagreement between the Corporation and the Participant concerning the existence of a Disability, it shall be resolved by the majority opinion of three physicians, one appointed by the Corporation, one appointed by the Participant, and the third appointed by the first two physicians. The Corporation shall pay the cost of assessment and determination by the physicians

         d. EFFECTIVE DATE. The Plan shall be effective as of October 1, 1999.

         e. ELIGIBLE EMPLOYEE. An Eligible Employee shall be any employee who is a member of a select group of management and highly compensated employees of the Corporation or any Subsidiary, who is designated as such by the Corporation in accordance with Section 3 of this Plan, and who satisfies the insurability requirements established by the Corporation under Section 7 of this Plan.

         f. INSURER. Insurer means the insurance company issuing the policy of life insurance protection for the life of an Eligible Employee that is duly identified in a Split-Dollar Insurance Agreement entered into by the Corporation and the Eligible Employee.

         g. OWNER. Owner means the Participant or the person or entity designated as the Owner in the Split-Dollar Insurance Agreement. If the Policy is a Participant-owned Policy, on the death of a Participant or the Participant and his spouse which results in the payment of a death benefit from the Policy, Owner may also refer to the beneficiary or beneficiaries designated by the Participant to receive the death benefit thereunder.

         h. PARTICIPANT. Participant means an Eligible Employee of the the Corporation that has entered into a Split-Dollar Insurance Agreement with the Corporation.

         i.       PLAN. Plan means the Haggar Corp. Split-Dollar Insurance
                  Plan.

         j. POLICY. Policy means the policy of life insurance purchased pursuant to and duly identified in a Split-Dollar Insurance Agreement entered into between the Corporation and a Participant.

         k. SPLIT-DOLLAR INSURANCE AGREEMENT. Split-Dollar Insurance Agreement means the agreement entered into by the Corporation and a Participant pursuant to the terms of this Plan.

         l. SUBSIDIARY. Subsidiary means any corporation in which the Corporation owns stock possessing 80 per cent or more of the total combined voting power of all classes of stock.

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SPLIT-DOLLAR INSURANCE PLAN                                                   2

2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by and in the sole discretion of the Corporation. The Corporation may, subject to the provisions of the Plan, enter into Split-Dollar Insurance Agreements under the Plan and shall have the power to construe the Plan, to determine all questions thereunder, to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Plan. The decisions of the Corporation shall be final, conclusive, and binding upon all parties whomsoever. In administering the Plan, the Corporation may employ accountants and counsel (who may be the independent auditors and outside counsel for the Corporation) and other persons to assist or render advice to it.

3. DESIGNATION OF ELIGIBLE EMPLOYEE. The Corporation shall, from time to time and in its sole discretion, designate certain employees or officers of the Corporation or the Corporation's Subsidiary as Eligible Employees, subject to their satisfaction of the insurance underwriting process in accordance with Section 7 of this Plan.

4. PARTICIPATION. An Eligible Employee may become a Participant in the Plan by entering into a Split-Dollar Insurance Agreement with the Corporation.

5. PURCHASE OF POLICY. Contemporaneous with the execution of the Split-Dollar Insurance Agreement, the Owner will purchase a policy of life insurance insuring the life of the Participant or the Participant and his spouse (the "Policy"). The terms of the Policy, including the identity of the Insurer issuing such Policy and the total face amount of the Policy, are subject to the approval of the Corporation. The Policy shall conform to and is subject to the terms and conditions of this Plan, the Split-Dollar Insurance Agreement and the collateral assignment filed with the Insurer relating to the Policy.

6. OWNERSHIP OF POLICY. The Owner shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as may otherwise be provided herein or in the Split-Dollar Insurance Agreement and the collateral assignment of the Policy.

7. INSURABILITY STANDARDS. Each employee designated as an Eligible Employee and his spouse, if applicable, must comply with underwriting procedures, as established by the Corporation, to determine that the Insurer's underwriting requirements are met, including a requirement that the employee and/or his spouse undergo a physical examination. An employee of the Corporation will not be an Eligible Employee unless the Insurer's underwriting requirements are met. The Corporation shall have no obligation to an employee, nor shall an employee enter into any Split-Dollar Insurance Agreement, absent satisfaction of the Insurer's underwriting requirements.

8. POLICY DIVIDENDS. Unless otherwise provided in the Split-Dollar Insurance Agreement, any dividend declared on the Policy shall be applied to purchase paid-up additional insurance on the life of the Participant. If the Policy does not permit the use of dividends to purchase paid-up additional insurance, the dividends shall be applied as mutually

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SPLIT-DOLLAR INSURANCE PLAN                                                   3
         agreed by the Corporation and the Participant at the time the Split-Dollar Insurance Agreement is entered into by the Corporation and the Participant.

9. PAYMENT OF PREMIUMS. The Corporation shall pay the full amount of the premium to the Insurer within the period permitted for such payments, and shall, upon request, furnish the Participant with evidence of such premium payments. The Corporation shall annually Furnish the Participant with a statement of the amount of income reportable by the Participant for federal income tax purposes as a result of the life insurance protection provided the Participant.

10. COLLATERAL ASSIGNMENT. To secure the repayment to the Corporation of the amount of premiums on the Policy paid by the Corporation, the Owner shall assign the Policy to the Corporation as collateral. In addition to those rights in the Policy granted to the Corporation by this Plan, the Split-Dollar Insurance Agreement or the collateral assignment, the Corporation shall have the absolute right to be repaid the amounts it has paid toward premiums on the Policy in accordance with the Split-Dollar Insurance Agreement. The collateral assignment of the Policy to the Corporation shall not be terminated, altered, or amended by the Owner without the express written consent of the Corporation. The collateral assignment shall conform to and is subject to the terms and conditions of this Plan and the Split-Dollar Insurance Agreement.

11. LOANS. The Corporation shall have the right to obtain one or more loans or advances on the Policy, either from the Insurer, or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances, but only up to the amount of premiums paid by the Corporation on the Policy at the time of the loan or advance, less the amount of any loans or advances theretofore obtained upon the security of the Policy. The Participant shall have no right to obtain a loan or advance on the Policy prior to the termination of the Split-Dollar Insurance Agreement.

12.      LIMITATION ON OWNER'S RIGHTS IN POLICY.

         a. The Owner shall take no action with respect to the Policy which would in any way compromise or jeopardize the Corporation's right to be repaid the amounts it has paid toward premiums on the Policy while the Split-Dollar Insurance Agreement is in effect. Except as otherwise provided herein, the Owner shall not sell, assign, transfer, or borrow against, surrender or cancel the Policy without the express written consent of the Corporation.

         b. Notwithstanding any provision hereof to the contrary, the Owner shall have the right to absolutely and irrevocably give to a donee all of his right, title and interest in and to the Policy, subject to the Split-Dollar Insurance Agreement and the collateral assignment of the Policy to the Corporation. The Owner may exercise this right by executing a written transfer of ownership and delivering such document to the Corporation. Upon receipt of such form, executed by the Owner and duly accepted by the donee thereof, the Corporation shall consent thereto in writing, and shall thereafter treat the Owner's donee as the sole owner of all of the employee's right, title and interest in and to the Policy, subject to the Split-Dollar

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SPLIT-DOLLAR INSURANCE PLAN                                                   4

                  Insurance Agreement and the collateral assignment of the Policy to the Corporation. Thereafter, the Owner shall have no right, title or interest in and to the Policy, all such rights being vested in and exercisable only by such donee.

13.      COLLECTION OF DEATH PROCEEDS.

         a. Upon the death of the Participant or the Participant and his spouse, as applicable, which results in the payment of a death benefit under the Policy, the Corporation shall have the unqualified right to receive a portion of such death benefit equal to the total amount of the premiums paid by the Corporation reduced by any outstanding loans or advances obtained by the Corporation from the Insurer and secured by the Policy, including any interest due on such indebtedness. The balance of the death benefit provided under the Policy, if any, shall be paid directly to the Owner in the manner and in the amount or amounts provided in the Policy. In no event shall the amount payable to the Corporation hereunder exceed the Policy proceeds payable at the death of the employee. No amount shall be paid from such death benefit to the Owner until the full amount due the Corporation hereunder has been paid. The beneficiary designation provision of the Policy shall conform to the provisions of this Plan and the Split-Dollar Insurance Agreement.

         b. Upon the death of the Participant or the Participant and his spouse as provided above, when such benefit has been collected and paid to the Corporation as provided above, the Split-Dollar Insurance Agreement shall terminate.

         c. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policy upon the death of the Participant or his spouse, if applicable, and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policy, the Corporation shall have the unqualified right to such premiums. Any amounts paid by the Insurer in excess of the total amount of premiums paid by the Corporation shall be paid to the Owner.

14. TERMINATION OF THE SPLIT-DOLLAR INSURANCE AGREEMENT PRIOR TO PAYMENT OF DEATH BENEFIT.

         a. The Split-Dollar Insurance Agreement shall terminate prior to the payment of a death benefit from the Policy, without notice, upon the occurrence of any of the following events:

                  (i)      total cessation of the Corporation's business;
                  (ii) bankruptcy, receivership or dissolution of the Corporation;
                  (iii) termination of the Participant's employment by the Corporation (other than by reason of his death or Disability); or
                  (iv) as mutually agreed in writing by the Corporation and the Participant or by the Corporation and the Participant's spouse, if applicable, either in the Split-Dollar Insurance Agreement or a separate written agreement.

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SPLIT-DOLLAR INSURANCE PLAN                                                   5

                  Notwithstanding the above, the Split-Dollar Insurance Agreement shall not terminate following the termination of a Participant's employment by the Corporation if such termination of employment occurs within ninety (90) days prior to, or within one (1) year following, a Change of Control of the Corporation unless the Owner consents in writing to the termination of the Split-Dollar Insurance Agreement.

         b. In addition, the Participant, or his spouse if applicable, may terminate this Agreement by written notice to the Corporation. Such termination shall be effective as of the date of such notice.

         c. Except following a Change of Control, the Corporation has the sole right to surrender the Policy and enforce its right to be repaid the amount of the premiums on the Policy paid by it from the cash surrender value of the Policy under the collateral assignment of the Policy. Following a Change of Control, the Corporation may surrender the Policy only with the consent of the Owner. When the surrender proceeds have been received and the amount of premiums paid by the Corporation have been repaid to the Corporation, the Split-Dollar Insurance Agreement shall terminate.

15. DISPOSITION OF THE POLICY ON TERMINATION OF THE SPLIT-DOLLAR INSURANCE AGREEMENT PRIOR TO PAYMENT OF DEATH BENEFIT.

         a. For sixty (60) days after the date of the termination of the Split-Dollar Life Insurance Agreement prior to the time a death benefit is payable under the Policy, the Owner shall have the option of obtaining the release of the collateral assignment of the Policy to the Corporation. To obtain such release, the Owner shall repay to the Corporation the total amount of the premium payments made by the Corporation hereunder, less any indebtedness secured by the Policy which was incurred by the Corporation and remains outstanding as of the date of such termination including any interest due on such indebtedness. Upon receipt of such amount, the Corporation shall release the collateral assignment of the Policy, by the execution and delivery of an appropriate instrument of release.

         b. If the Owner fails to exercise such option within such sixty (60) day period, then, at the request of the Corporation, the Owner shall execute any document or documents required by the Insurer to transfer the interest of the Owner in the Policy to the Corporation. Alternatively, the Corporation has the right to surrender the Policy and enforce its right to be repaid the amount of the premiums on the Policy paid by it from the cash surrender value of the Policy under the collateral assignment of the Policy; provided that in the event the cash surrender value of the Policy exceeds the amount due the Corporation, such excess shall be paid to the Owner. Thereafter, neither the Owner nor his respective heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under the Split-Dollar Insurance Agreement.

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SPLIT-DOLLAR INSURANCE PLAN                                                   6

16. NAMED FIDUCIARY, DETERMINATION OF BENEFITS, CLAIMS PROCEDURE AND ADMINISTRATION.

         a. The Corporation is hereby designated as the named fiduciary under this Plan.

         b.       (1)      CLAIM. A person who believes that he or she is being
                           denied a benefit to which he or she is entitled under the Split-Dollar Insurance Agreement
                           (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Corporation, setting forth his or her claim. The request must be addressed to the Corporation at its then principal place of business.

                  (2) CLAIM DECISION. Upon receipt of a claim, the Corporation shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Corporation may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

                           If the claim is denied in whole or in part, the Corporation shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of the Split-Dollar Insurance Agreement or this Plan on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under subsection (3) and for review under subsection (4) hereof.

                  (3) REQUEST FOR REVIEW. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Corporation review the determination of the Corporation. Such request must be addressed to the Secretary of the Corporation, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Corporation.
                           If the Claimant does not request a review of the Corporation's determination by the Secretary of the Corporation within such sixty (60) day period, he or she shall be barred and estopped from challenging the Corporation's determination.

                  (4) REVIEW OF DECISION. Within sixty (60) days after the Secretary's receipt of a request for review, he or she will review the Corporation's determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the

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SPLIT-DOLLAR INSURANCE PLAN                                                   7
                           decision and containing specific references to the pertinent provisions of the Split-Dollar Insurance Agreement or this Plan on which the decision is based.

17. AMENDMENT. The Corporation may at any time and for any reason terminate or amend the Plan. Any termination or amendment to the Plan by the Corporation shall have no affect on the rights of a Participant under an existing Split-Dollar Insurance Agreement unless the Participant consents in writing to the termination or amendment. The Split-Dollar Insurance Agreement may not be amended, altered or modified, except by a written instrument signed by the parties, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

18. NO GUARANTEE OF EMPLOYMENT. Nothing contained herein shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Corporation, or to interfere with the rights of any such employer to discharge any individual at any time, with or without cause, except as may be otherwise agreed in writing and or provided by applicable law.

19. NOTICES. Any notice, consent or demand required or permitted to be given under the provisions of this Plan shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.

20. TITLES AND HEADINGS. The titles and headings of sections of this Plan are for convenience of reference and, in case of any conflict, the text of the Plan shall control.

21. GOVERNING LAW. This Plan and any Split-Dollar Insurance Agreement entered into hereunder shall be governed by and construed in accordance with the laws of the State of Texas.

         Executed this _________ day of ________________, 1999.


                                     HAGGAR CORP.


                                     By:     /s/ David Tehle
                                          -------------------------------------

                                     Its: Senior V.P. & Chief Financial Officer
                                          -------------------------------------




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SPLIT-DOLLAR INSURANCE PLAN                                                   8

                        SPLIT-DOLLAR INSURANCE AGREEMENT


         THIS AGREEMENT is entered into this ______________ day of ________________, 1999, by and between HAGGAR CORP., a Nevada Corporation with its principal place of business in Dallas, Texas, (hereinafter referred to as the "Corporation"), FRANK D. BRACKEN, an individual residing in the State of Texas (hereinafter referred to as the "Employee"), and BRADLEY D. BRACKEN, TRUSTEE OF THE FRANK D. BRACKEN 1999 INSURANCE TRUST (hereinafter referred to as "Owner").
         WHEREAS, the Corporation has established the Haggar Corp.
Split-Dollar Insurance Plan (the "Plan") for the benefit of its valued employees; and

         WHEREAS, the Corporation and the Employee desire to enter into this Split-Dollar Insurance Agreement (the "Agreement") in accordance with the terms of the Plan; and

         WHEREAS, the Owner is the holder of all rights associated with the policy of life insurance insuring the life of the Employee as set forth on Exhibit A.

         NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

         1. The Owner will, contemporaneously with the execution of this Agreement, purchase the policy of life insurance coverage identified on Exhibit A hereto (the "Policy"). The terms of the Policy, including the beneficiary designation provision thereof, shall conform to the terms of the Plan and this Agreement.

         2. The Owner shall be the sole owner of the Policy, subject to the terms of the Plan and the collateral assignment filed with the Insurer with respect to the Policy.

         3. This Agreement shall be governed by and shall conform to the terms and provisions of the Plan.


--------------------------------------------------------------------------------
SPLIT-DOLLAR INSURANCE AGREEMENT                                       Page 1

         4. The Corporation shall pay the full amount of the premium to the Insurer within the period permitted for such payments as required by the Plan and the Policy.

         5. To secure the repayment to the Corporation of the amount of premiums paid by the Corporation, the Owner shall assign the Policy to the Corporation as collateral. In accordance with the Plan and the collateral assignment, the parties hereto agree that no amount paid by the Insurer pursuant to the Policy shall be paid to the Owner until the full amount due the Corporation under the Plan and this Agreement has been paid. The collateral assignment shall conform to and is subject to the terms and conditions of the Plan and this Split-Dollar Insurance Agreement.

         6. This Agreement shall terminate prior to the payment of a death benefit from the Policy in accordance with
                  Section 14 of the Plan. Disposition of the Policy following the termination of this Agreement prior to the payment of a death benefit from the Policy shall be governed by Section 15 of the Plan. For sixty (60) days after the date of the termination of this Agreement, the Owner shall have the option of obtaining the release of the collateral assignment of the Policy to the Corporation by repaying to the Corporation the total amount of the premium payments made by the Corporation hereunder, less any indebtedness secured by the Policy which was incurred by the Corporation and remains outstanding as of the date of such termination including any interest due on such indebtedness. If the Owner fails to exercise this option within the 60-day period, then, in accordance with the terms of the Plan, the Corporation may (a) request that, and the Owner shall execute any document or documents required by the Insurer to transfer the interest of the Owner in the Policy to the Corporation, or (b) surrender the Policy and enforce its right to be repaid the amount of the premiums on the Policy paid by it from the cash surrender value of the Policy under the collateral assignment of the Policy.

         7. The Insurer is not a party to this Agreement. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy and by the collateral assignment executed by the Owner and filed with the Insurer in connection herewith.

         8. Notwithstanding anything to the contrary in this Agreement, the Employee will not have the power to change the beneficiary of the Policy, to borrow against the Policy, to increase or reduce the death benefit of the Policy, or to possess any other incidents of ownership with respect to the Policy by virtue of his becoming a party to this Agreement.


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SPLIT-DOLLAR INSURANCE AGREEMENT                                       Page 2

         9. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

         10. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Texas.

         11. To facilitate the execution of this Split-Dollar Insurance Agreement, it may be executed in numerous counterparts, all of which shall constitute one and the same document. Execution by one party of any counterpart hereof shall be sufficient execution by such party, irrespective of whether the same counterpart has been executed by any other party. This document shall become effective at such time as each party hereto has executed at least one counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.

                                   HAGGAR CORP.


                                   By: /s/ David Tehle
                                      ----------------------------------------

                                   Its: Senior V.P. & Chief Financial Officer
                                       ---------------------------------------

                                   FRANK D. BRACKEN

                                   /s/ Frank D. Bracken
                                   -------------------------------------------


                                   THE FRANK D. BRACKEN 1999
                                   INSURANCE TRUST



                                   By: /s/ Bradley D. Bracken
                                      ----------------------------------------
                                           Bradley D. Bracken, Trustee





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SPLIT-DOLLAR INSURANCE AGREEMENT                                       Page 3

                                   EXHIBIT A


The following life insurance policy is subject to the attached Split-Dollar
Agreement:

        Insurer:
                             -----------------------------------------------
        Insured:
                             -----------------------------------------------
        Policy Number:
                             -----------------------------------------------
        Face Amount:
                             -----------------------------------------------
        Date of Issue:
                             -----------------------------------------------








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SPLIT-DOLLAR INSURANCE AGREEMENT                                       Page 4

                                 COLLATERAL ASSIGNMENT
                               OF SPLIT-DOLLAR INSURANCE


         THIS ASSIGNMENT is made by Bradley D. Bracken, Trustee of the Frank D. Bracken 1999 Insurance Trust (the "Owner") effective this _____ day of __________________, 1999.

         WHEREAS, Haggar Corp. (the "Assignee") has established the Haggar Corp. Split-Dollar Insurance Plan (the "Plan") for the benefit of certain of its valued employees; and

         WHEREAS, in accordance with the terms of the Plan and any split-dollar life insurance agreement (a "Split-Dollar Insurance Agreement") issued thereunder, the Assignee is willing to assist the Owner in payment of premiums due on employee life insurance protection (the "Policy") as an additional employment benefit; and

         WHEREAS, in consideration of such premium payments by the Assignee, the Owner hereby intends to grant the Assignee certain limited interests in the Policy (this document hereinafter to be referred to as the "Assignment"); and

         THEREFORE, for value received, it is agreed:

1.       DEFINITIONS.

         A.    ASSIGNEE: Haggar Cow.

         B.    INSURER: John Hancock Variable Life Insurance Company.

         C.    INSURED: Frank D. Bracken.

         D. OWNER: Bradley D. Bracken, Trustee of the Frank D. Bracken 1999 Insurance Trust.

         E. POLICY: The policy of life insurance issued by the Insurer on the life of the Insured(s) as identified on Exhibit A hereto, together with any supplementary contracts issued in conjunction therewith.

         F. POLICY INTEREST: The Assignee's Policy Interest shall be the total amount of premiums paid by the Assignee on the Policy. The Insurer shall be entitled to rely on the Assignee's certification of the amount of its Policy Interest.

         G. SPLIT-DOLLAR INSURANCE AGREEMENT: That agreement entered into by and between the Owner and the Assignee pursuant to the terms of the Plan which sets forth the terms by which (1) the Assignee agrees to pay the premiums due on the Policy, and (2) the Owner agrees to collaterally assign the Policy to the Assignee in order to secure the repayment of such premiums. The terms of this Assignment shall be subject to the terms and provisions of the Plan and the Split-Dollar Insurance Agreement.


                                                                   Page No. 1

2. ASSIGNMENT. The Owner hereby assigns, transfers and sets over to the Assignee, its successors and assigns the following specific rights in the Policy, subject to the following terms and conditions:

         a. The right to obtain one or more loans or advances at any time from the Insurer or other person and to pledge or assign the Policy as security for such loans or advances, but only up to the amount of the Assignee's Policy Interest in the Policy less the amount of any loans or advances theretofore obtained by the Assignee upon the security of the Policy.

         b. The right to obtain, upon termination or surrender of the Policy by the Owner in accordance with the terms of the Plan and the Split-Dollar Insurance Agreement, an amount of the cash surrender proceeds up to the amount of the Assignee's Policy Interest less the amount of any loans or advances theretofore obtained by the Assignee from the Insurer upon the security of the Policy.

         c. The right to collect the net proceeds of the Policy upon the death of the Insured(s) equal to the Assignee's Policy Interest less the amount of any loans or advances theretofore obtained by the Assignee from the Insurer upon the security of the Policy.

         d. The right to surrender the Policy in accordance with the terms of the Plan and the Split-Dollar Insurance Agreement.

3. RETAINED RIGHTS. Except as expressly provided in Section 2 of this collateral assignment, the Owner retains all rights under the Policy; provided, however, the Owner shall take no action with respect to the Policy that would in any way compromise or jeopardize the Assignee's right to be repaid the amounts it has paid toward premiums on the Policy. Except as otherwise provided in the Plan, the Split-Dollar Insurance Agreement or this Assignment, the Owner shall not sell, assign, transfer, or borrow against, surrender or cancel the Policy without the express written consent of the Assignee.

4. INSURER. The Insurer is hereby authorized to recognize, and is Fully protected in recognizing, the claims of the Assignee to rights in the Policy, as established by this Assignment, the Split-Dollar Insurance Agreement and the Plan, without investigating the reasons for such action by the Assignee, or the validity or the amount of such claims. The sole signature of the Assignee shall be a Full discharge and release therefore to the Insurer. While this Assignment is in Full force, the Owner directs that all premium notices be sent to the Assignee at the address Furnished by the Assignee. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be requested by the Assignee.

5. RELEASE OF ASSIGNMENT. Upon payment to the Assignee of its Policy Interest, the Assignee shall execute a written release of this Assignment.


                                                                   Page No. 2

         IN WITNESS WHEREOF the Owner has executed this Assignment on the date first above written.


                                       FRANK D. BRACKEN 1999 INSURANCE TRUST:

                                       By: /s/ Bradley D. Bracken
                                           ----------------------------------
                                               Bradley D. Bracken, Trustee












                                                                   Page No. 3

                                    EXHIBIT A


         The following life insurance policy is subject to the attached Collateral Assignment of Split-Dollar Life Insurance:


         Insurer:
                         -------------------------------------------------------
         Insured(s):
                         -------------------------------------------------------
         Policy Number:
                         -------------------------------------------------------
         Face Amount:
                         -------------------------------------------------------
         Date of Issue:
                         -------------------------------------------------------





                                                                      Page No. 4

                        SPLIT-DOLLAR INSURANCE AGREEMENT

         THIS AGREEMENT is entered into this 22 day of October 1999, by and between HAGGAR CORP., a Nevada Corporation with its principal place of business in Dallas, Texas, (hereinafter referred to as the "Corporation"), J.M. HAGGAR III an individual residing in the State of Texas (hereinafter referred to as the "Employee"), and R. KEVIN CHISHOLM, TRUSTEE OF THE J.M. HAGGAR III FAMILY INSURANCE TRUST (hereinafter referred to as "Owner").

         WHEREAS, the Corporation has established the Haggar Corp. Split-Dollar Insurance Plan (the "Plan") for the benefit of its valued employees; and

         WHEREAS, the Corporation and the Employee desire to enter into this Split-Dollar Insurance Agreement (the "Agreement") in accordance with the terms of the Plan; and

         WHEREAS, the Owner is the holder of all rights associated with the policy of life insurance insuring the life of the Employee as set forth on Exhibit A.

         NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

         1. The Owner will, contemporaneously with the execution of this Agreement, purchase the policy of life insurance coverage identified on Exhibit A hereto (the "Policy"). The terms of the Policy, including the beneficiary designation provision thereof, shall conform to the terms of the Plan and this Agreement.

         2. The Owner shall be the sole owner of the Policy, subject to the terms of the Plan and the collateral assignment filed with the Insurer with respect to the Policy.

         3. This Agreement shall be governed by and shall conform to the terms and provisions of the Plan.


--------------------------------------------------------------------------------
SPLIT-DOLLAR INSURANCE AGREEMENT                                       Page 1

         4. The Corporation shall pay the full amount of the premium to the Insurer within the period permitted for such payments as required by the Plan and the Policy.

         5. To secure the repayment to the Corporation of the amount of premiums paid by the Corporation, the Owner shall assign the Policy to the Corporation as collateral. In accordance with the Plan and the collateral assignment, the parties hereto agree that no amount paid by the Insurer pursuant to the Policy shall be paid to the Owner until the Full amount due the Corporation under the Plan and this Agreement has been paid. The collateral assignment shall conform to and is subject to the terms and conditions of the Plan and this Split-Dollar Insurance Agreement.

         6. This Agreement shall terminate prior to the payment of a death benefit from the Policy in accordance with
                  Section 14 of the Plan. Disposition of the Policy following the termination of this Agreement prior to the payment of a death benefit from the Policy shall be governed by Section 15 of the Plan. For sixty (60) days after the date of the termination of this Agreement, the Owner shall have the option of obtaining the release of the collateral assignment of the Policy to the Corporation by repaying to the Corporation the total amount of the premium payments made by the Corporation hereunder, less any indebtedness secured by the Policy which was incurred by the Corporation and remains outstanding as of the date of such termination including any interest due on such indebtedness. If the Owner fails to exercise this option within the 60-day period, then, in accordance with the terms of the Plan, the Corporation may (a) request that, and the Owner shall execute any document or documents required by the Insurer to transfer the interest of the Owner in the Policy to the Corporation, or (b) surrender the Policy and enforce its right to be repaid the amount of the premiums on the Policy paid by it from the cash surrender value of the Policy under the collateral assignment of the Policy.

         7. The Insurer is not a party to this Agreement. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy and by the collateral assignment executed by the Owner and filed with the Insurer in connection herewith.

         8. Notwithstanding anything to the contrary in this Agreement, the Employee wilt not have the power to change the beneficiary of the Policy, to borrow against the Policy, to increase or reduce the death benefit of the Policy, or to possess any other incidents of ownership with respect to the Policy by virtue of his becoming a party to this Agreement.


--------------------------------------------------------------------------------
SPLIT-DOLLAR INSURANCE AGREEMENT                                       Page 2

         9. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

         10. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Texas.

         11. To facilitate the execution of this Split-Dollar Insurance Agreement, it may be executed in numerous counterparts, all of which shall constitute one and the same document. Execution by one party of any counterpart hereof shall be sufficient execution by such party, irrespective of whether the same counterpart has been executed by any other party. This document shall become effective at such time as each party hereto has executed at least one counterpart hereof

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.

                                     HAGGAR CORP.

                                     By: /s/ David Tehle
                                        ----------------------------------------
                                     Its:  Senior V.P. & Chief Financial Officer
                                         ---------------------------------------


                                     J. M. HAGGAR III

                                     /s/ J. M. Haggar III
                                     -------------------------------------------

                                     J. M. HAGGAR III FAMILY
                                     INSURANCE TRUST


                                     By: /s/ R. Kevin Chisholm
                                        ----------------------------------------
                                        R. Kevin Chisholm, Trustee



--------------------------------------------------------------------------------
SPLIT-DOLLAR INSURANCE AGREEMENT                                       Page 3

                                    EXHIBIT A

The following life insurance policy is subject to the attached Split-Dollar
Agreement:

Insurer:
                     -------------------------------------------------------
Insured:
                     -------------------------------------------------------
Policy Number:
                     -------------------------------------------------------
Face Amount:
                     -------------------------------------------------------
Date of Issue:
                     -------------------------------------------------------








--------------------------------------------------------------------------------
SPLIT-DOLLAR INSURANCE AGREEMENT                                       Page 4

                              COLLATERAL ASSIGNMENT
                            OF SPLIT-DOLLAR INSURANCE


         THIS ASSIGNMENT is made by R. Kevin Chisholm, Trustee of the J.M. Haggar III Family Insurance Trust (the "Owner") effective this ______ day of __________________, 1999.

         WHEREAS, Haggar Corp. (the "Assignee") has established the Haggar Corp. Split-Dollar Insurance Plan (the "Plan") for the benefit of certain of its valued employees; and

         WHEREAS, in accordance with the terms of the Plan and any split-dollar life insurance agreement (a "Split-Dollar Insurance Agreement") issued thereunder, the Assignee is willing to assist the Owner in payment of premiums due on employee life insurance protection (the "Policy") as an additional employment benefit; and

         WHEREAS, in consideration of such premium payments by the Assignee, the Owner hereby intends to grant the Assignee certain limited interests in the Policy (this document hereinafter to be referred to as the "Assignment"); and

         THEREFORE, for value received, it is agreed:

1.       DEFINITIONS.

         A.    ASSIGNEE: Haggar Corp.

         B.    INSURER: John Hancock Variable Life Insurance Company.

         C.    INSURED: J.M. Haggar III and Jayne F. Haggar.

         D. OWNER: R. Kevin Chisholm, Trustee of the J.M. Haggar III Family Insurance Trust.

         E. POLICY: The policy of life insurance issued by the Insurer on the life of the Insured(s) as identified on Exhibit A hereto, together with any supplementary contracts issued in conjunction therewith.

         F. POLICY INTEREST: The Assignee's Policy Interest shall be the total amount of premiums paid by the Assignee on the Policy. The Insurer shall be entitled to rely on the Assignee's certification of the amount of its Policy Interest.

         G. SPLIT-DOLLAR INSURANCE AGREEMENT: That agreement entered into by and between the Owner and the Assignee pursuant to the terms of the Plan which sets forth the terms by which (1) the Assignee agrees to pay the premiums due on the Policy, and (2) the Owner agrees to collaterally assign the Policy to the Assignee in order to secure the repayment of such premiums. The terms of this Assignment shall be subject to the terms and provisions of the Plan and the Split-Dollar Insurance Agreement.


                                                                   Page No. 1

2. ASSIGNMENT. The Owner hereby assigns, transfers and sets over to the Assignee, its successors and assigns the following specific rights in the Policy, subject to the following terms and conditions:

         a. The right to obtain one or more loans or advances at any time from the Insurer or other person and to pledge or assign the Policy as security for such loans or advances, but only up to the amount of the Assignee's Policy Interest in the Policy less the amount of any loans or advances theretofore obtained by the Assignee upon the security of the Policy.

         b. The right to obtain, upon termination or surrender of the Policy by the Owner in accordance with the terms of the Plan and the Split-Dollar Insurance Agreement, an amount of the cash surrender proceeds up to the amount of the Assignee's Policy Interest less the amount of any loans or advances theretofore obtained by the Assignee from the Insurer upon the security of the Policy.

         c. The right to collect the net proceeds of the Policy upon the death of the Insured(s) equal to the Assignee's Policy Interest less the amount of any loans or advances theretofore obtained by the Assignee from the Insurer upon the security of the Policy.

         d. The right to surrender the Policy in accordance with the terms of the Plan and the Split-Dollar Insurance Agreement.

3. RETAINED RIGHTS. Except as expressly provided in Section 2 of this collateral assignment, the Owner retains all rights under the Policy; provided, however, the Owner shall take no action with respect to the Policy that would in any way compromise or jeopardize the Assignee's right to be repaid the amounts it has paid toward premiums on the Policy. Except as otherwise provided in the Plan, the Split-Dollar Insurance Agreement or this Assignment, the Owner shall not sell, assign, transfer, or borrow against, surrender or cancel the Policy without the express written consent of the Assignee.

4. INSURER. The Insurer is hereby authorized to recognize, and is fully protected in recognizing, the claims of the Assignee to rights in the Policy, as established by this Assignment, the Split-Dollar Insurance Agreement and the Plan, without investigating the reasons for such action by the Assignee, or the validity or the amount of such claims. The sole signature of the Assignee shall be a Full discharge and release therefore to the Insurer. While this Assignment is in full force, the Owner directs that all premium notices be sent to the Assignee at the address furnished by the Assignee. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be requested by the Assignee.

5. RELEASE OF ASSIGNMENT. Upon payment to the Assignee of its Policy Interest, the Assignee shall execute a written release of this Assignment.


                                                                   Page No. 2

         IN WITNESS WHEREOF the Owner has executed this Assignment on the date first above written.
                                       J. M. HAGGAR III FAMILY INSURANCE TRUST:


                                       By: /s/ R. Kevin Chisholm
                                          -------------------------------------
                                               R. Kevin Chisholm, Trustee








                                                                   Page No. 3

                                    EXHIBIT A


         The following life insurance policy is subject to the attached Collateral Assignment of Split-Dollar Life Insurance:



         Insurer:
                           ---------------------------------------------------
         Insured(s):
                           ---------------------------------------------------
         Policy Number:
                           ---------------------------------------------------
         Face Amount:
                           ---------------------------------------------------
         Date of Issue:
                           ---------------------------------------------------







                                                                   Page No. 4